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                                                           Exhibit 10.44

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

   THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT is made this     day
of August, 1997 by and between (i) THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas corporation ("Seller"), and (ii) ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation ("Purchaser").

                                     RECITALS

   A. Purchaser and Seller have entered into a Purchase and Sale Agreement dated June 23, 1997, the effective date of which is June 25, 1997 (the "Purchase Agreement").

   B. The parties hereto desire to amend the Purchase Agreement as hereinafter set forth.

   NOW, THEREFORE, the parties hereto agree as follows:

   1. RECITALS: DEFINED TERMS. The foregoing recitals are true and correct and are hereby incorporated herein by reference. The defined terms used in the Purchase Agreement shall have the same meaning when used herein, unless a contrary intent is indicated.

   2. EXTENSION OF INSPECTION PERIOD. The Inspection Period prescribed pursuant to Section 13 of the Purchase Agreement is hereby extended and shall terminate at the close of business on August 15, 1997.

   3. CLOSING DATE. The Closing Date shall be on or before August 26, 1997, notwithstanding the extension to the Inspection Period granted hereinabove.

   4. NO OTHER CHANGES. Except as set forth above, the Purchase Agreement remains in full force and effect and is ratified and confirmed by the parties hereto.

   WITNESS the signatures of the parties hereto.

WITNESS:                              SELLER:

                                      THE VARIABLE ANNUITY LIFE INSURANCE
                                      COMPANY

/s/ [ILLEGIBLE]                       By: /s/ [ILLEGIBLE]
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                                      Name: [ILLEGIBLE]
                                            ----------------------------------
                                      Title: Real Estate Investment Officer
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